UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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Cascadia Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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CASCADIA ACQUISITION CORP.
1000 2nd Avenue, Suite 1200
Seattle, Washington 98104
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
OF CASCADIA ACQUISITION CORP.
TO BE HELD ON FEBRUARY [•], 2023
To the Stockholders of Cascadia Acquisition Corp.:
NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Cascadia Acquisition Corp., a Delaware corporation (“Cascadia,” the “Company”, “we” or “us”), will be held on February [•], 2023, at [•] [a/p].m., Eastern Time, as a completely virtual meeting, conducted over the internet via live audio webcast with no physical in-person meeting, at virtualshareholdermeeting.com/CCAI2023SM, or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned (the “Special Meeting”). You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting virtualshareholdermeeting.com/CCAI2023SM and entering the 16-digit control number found next to the label “Control Number” on your proxy card for postal mail recipients or within the body of the email sending you the proxy statement.
The Special Meeting will be held for the purpose of considering and voting on the following proposals:
1. Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Charter”), pursuant to an amendment in the form set forth in paragraphs one and two of Annex A of the accompanying proxy statement (such provisions, the “Extension Amendment”), to authorize the Company to extend the date by which the Company must consummate a business combination from the date that is eighteen (18) months from the closing of the Company’s initial public offering (the “Original Deadline Date”) to August 31, 2023 (the “Extended Date,” and this proposal being referred to as the “Extension Amendment Proposal”);
2. Proposal No. 2 — NTA Requirement Amendment Proposal — To amend the Charter, pursuant to an amendment in the form set forth in paragraph three of Annex A of the accompanying proxy statement (such provision, the “NTA Requirement Amendment”) to expand the methods that Cascadia may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Amendment Proposal” and together with the Extension Amendment Proposal, the “Amendment Proposals”); and
3. Proposal No. 3 — Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), and Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) to approve one or both of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).
The Amendment Proposals and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals therein before you vote.
The purpose of the Extension Amendment Proposal is to allow Cascadia more time to complete an initial business combination. Cascadia’s initial public offering (the “IPO”) prospectus and Charter provide that Cascadia has until 18 months from the closing of the IPO to complete an initial business combination. While Cascadia is currently evaluating business combination opportunities, the Company’s board of directors (the “Board”) believes that there is not sufficient time before the Original Deadline Date to complete an initial business combination. Accordingly, the Board has determined that it is in the best interests of the Company and its stockholders to extend the Original Deadline Date to the Extended Date by amending the Charter pursuant to the Extension Amendment. Given Cascadia’s expenditure of time, effort and money on finding an initial business combination, the Board believes that circumstances warrant providing Cascadia’s holders of Class A Common Stock (each such holder, a “Public Stockholder”) an opportunity to consider an initial business combination.

Pursuant to the Charter, if the Extension Amendment Proposal or both Amendment Proposals are approved and the Extension Amendment, alone or together with the NTA Requirement Amendment, is implemented, then each Public Stockholder may request that Cascadia redeem all or a portion of such stockholder’s Public Shares by following the procedures described in the accompanying proxy statement, for cash at a per-share redemption price equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account, net of taxes payable (less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares whether they vote “FOR” or “AGAINST” the Amendment Proposals and even if they do not hold Public Shares on the Record Date (as defined below). The election can also be made by Public Stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment and, if the NTA Requirement Amendment Proposal is approved, implementation of the NTA Requirement Amendment. However, Cascadia will only proceed with the Extension Amendment and redemptions of the Public Shares if either (i) the NTA Requirement Amendment Proposal is also approved and the NTA Requirement Amendment is implemented or (ii) in the event the NTA Requirement Amendment is not approved, redemptions of Public Shares do not cause Cascadia to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. Consequently, if the Extension Amendment Proposal is not approved but the NTA Requirement Amendment is approved, Cascadia will not proceed with any amendment to its Charter or any redemptions of Public Shares. Because Cascadia will only proceed with amendments to the Charter or redemptions of Public Shares if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we refer to the redemption of Public Shares throughout this proxy statement as being in connection with the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved by the requisite vote of stockholders at the Special Meeting and the Extension Amendment is implemented, Cascadia plans to hold another special meeting prior to the Extended Date in order to seek stockholder approval of its initial business combination and related proposals, and the remaining Public Stockholders will retain their right to redeem their Public Shares for their pro rata portion of the remaining funds available in the Trust Account in connection with the consummation of the initial business combination.
Public Stockholders desiring to elect to have the Company redeem their Public Shares in connection with the approval of the Extension Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, Cascadia’s transfer agent, at least two business days prior to the Special Meeting. Public Shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.
As described under the section titled “Risk Factors — A new 1% U.S. federal excise tax could be imposed on Cascadia in connection with redemptions by the Company of its shares” below, a new 1% federal excise tax could be imposed on Cascadia in connection with redemptions by Cascadia of its Public Shares in connection with the business combination, extension to consummate an initial business combination or otherwise on or prior to the Original Deadline Date or the Extended Date, as applicable. Although whether and to what extent Cascadia would be subject to the Excise Tax (as defined below) in connection with the business combination, extension to consummate an initial business combination or otherwise would depend on a number of factors, including the content of final and proposed regulations and further guidance from the Treasury (as defined below), Cascadia currently does not intend to hold back funds to pay any Excise Tax with respect to redemptions resulting from Public Stockholders seeking to make the election to have their Public Shares redeemed in connection with the Extension Amendment Proposal, which could cause a reduction in the cash available on hand to complete Cascadia’s initial business combination or for effecting redemptions in connection with our initial business combination or otherwise to the extent Cascadia were to be subject to the Excise Tax.
If Cascadia proceeds to redeem Public Shares in connection with approval of the Extension Amendment Proposal, Cascadia estimates that the per-share pro rata portion of the Trust Account to be used to redeem the

Public Shares for which a redemption election has been made will be approximately $[•], based on the approximate amount of $[•] million held in the Trust Account as of January 24, 2023 (the “Record Date”). The closing price of the Class A Common Stock on the Record Date was $[•].
If the Extension Amendment Proposal is not submitted to a vote of stockholders at the Special Meeting or is submitted to a vote of stockholders at the Special Meeting and is approved but the Board determines to abandon the Extension Amendment and Cascadia does not consummate an initial business combination by the Original Deadline Date, as contemplated by Cascadia’s IPO prospectus and in accordance with the Charter, the Charter requires Cascadia to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes payable (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cascadia’s remaining stockholders and the Board, liquidate and dissolve, subject in each case, to Cascadia’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The approval of each of the Extension Amendment Proposal and NTA Requirement Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class. The approval of the Adjournment Proposal, if presented, requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote.
The Board has fixed the close of business on January 24, 2023 as the Record Date for determining Cascadia’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date, 18,750,000 shares of Cascadia’s Common Stock were outstanding and entitled to vote, including 15,000,000 shares of Class A Common Stock and 3,750,000 shares of Class B Common Stock. Cascadia’s warrants do not have voting rights. As of the Record Date, Cascadia’s sponsor, Cascadia Acquisition Sponsor LLC (the “Sponsor”) along with Cascadia’s independent directors owned an aggregate of 2,812,500 shares of Class B Common Stock, representing 15.0% of the Company’s outstanding Common Stock.
After careful consideration of all relevant factors, including, but not limited to, Cascadia’s expenditure of time, effort and money on finding an initial business combination and the conclusion that it is unlikely that Cascadia would be able to complete an initial business combination before the Original Deadline Date the Board has determined that the Amendment Proposals are fair to and in the best interests of Cascadia and its stockholders and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the NTA Requirement Amendment Proposal.

Enclosed is the proxy statement containing important information about the Special Meeting, the Extension Amendment Proposal, the NTA Requirement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Cascadia urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of Cascadia Acquisition Corp.

/s/ Jamie Boyd
Jamie Boyd
Chief Executive Officer, Chief Financial Officer and Director
Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote by attending and voting at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote by attending and voting at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal and the NTA Requirement Amendment Proposal.
Important Notice Regarding the Availability of Materials for the Special Meeting of Stockholders to be held on February [•], 2023: This notice of meeting and the accompanying proxy statement are being made available to stockholders on or about January [•], 2023 and are available at proxyvote.com.

i

CASCADIA ACQUISITION CORP.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
To Be Held February [•], 2023
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this proxy statement are based on the current expectations and beliefs of Cascadia Acquisition Corp. (“Cascadia” or the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that Cascadia has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Cascadia’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Cascadia does not guarantee that the transactions and events described herein will happen as described (or that they will happen at all). Forward-looking statements in this proxy statement may include, for example, statements about:
•	Cascadia’s filing and implementation of the Extension Amendment and/or NTA Requirement Amendment (each, as defined below);
•	Unanticipated delays in the distribution of funds from the trust account established by the Company in connection with its initial public offering (the “Trust Account”);
•	How the Sponsor (as defined below) and the Company’s independent directors will vote;
•	The per-share redemption price of the Public Shares (as defined below); and
•	The determination of Cascadia’s board of directors (the “Board”) of whether or not the Company has sufficient assets to effect redemptions.
While forward-looking statements reflect Cascadia’s good faith beliefs, they are not guarantees of future performance. Cascadia disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Cascadia’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in Cascadia’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (the “SEC”), in its Quarterly Reports on Form 10-Q filed with the SEC, and in other documents filed by Cascadia with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cascadia (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting (as defined below) and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Cascadia stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting.
Q:	Why am I receiving this proxy statement?
A:
This proxy statement is being first mailed on or about January [•], 2023 to all stockholders of Cascadia as of the close of business on January 24, 2023, the record date for the Special Meeting (the “Record Date”), as part of a solicitation of proxies by the Board for use at the special meeting of the stockholders of the Company to be held virtually on February [•], 2023, at [•] [a/p].m., Eastern Time over the internet via live audio webcast at virtualshareholdermeeting.com/CCAI2023SM, or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned (the “Special Meeting”). Stockholders of record who owned shares of Class A Common Stock, par value $0.0001 (the “Class A Common Stock” or the “Public Shares”), or shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” or the “Founder Shares,” and together with the Class A Common Stock, the “Common Stock”) at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are set forth in this proxy statement, along with the information that you need to make an informed decision.

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Common Stock at the close of business on the Record Date. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 18,750,000 issued and outstanding shares of Common Stock, including 15,000,000 Public Shares held by the Public Stockholders and 3,750,000 Founder Shares held by Cascadia’s Sponsor, independent directors and anchor investors.
Cascadia is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”). In August 2021, Cascadia consummated its initial public offering (the “IPO”) from which it derived gross proceeds of $150 million. Like most blank check companies, the Charter provides for the return of the IPO proceeds held in trust to the Public Stockholders if no qualifying initial business combination is consummated on or before a particular date (in Cascadia’s case, the date that is 18 months after the closing of the IPO (the “Original Deadline Date”)). The Board believes that it is in the best interests of Cascadia and its stockholders to extend the Original Deadline Date by amending Cascadia’s Charter in order to allow Cascadia more time to complete such business combination. Accordingly, the Board intends to submit the Extension Amendment Proposal (as defined below) to Cascadia’s stockholders for their consideration and vote at the Special Meeting. In addition, Cascadia is proposing to expand the methods that the Company may employ to not become subject to the “penny stock” rules of the SEC and the adjournment of the Special Meeting if requested by the chairperson of the Special Meeting.
Q:	When and where will the Special Meeting be held?
A:
The Special Meeting will be held on February [•], 2023, at [•] [a/p].m., Eastern Time, virtually over the internet via live audio webcast at virtualshareholdermeeting.com/CCAI2023SM, or at such other time, on such other date and at such other place to which the Special Meeting may be postponed or adjourned.

Q:	How do I attend the Special Meeting via live webcast?
A:
You are entitled to participate in the Special Meeting if you were a stockholder of record or a beneficial owner of Cascadia’s Common Stock as of the close of business on the Record Date, or you hold a valid legal proxy for the Special Meeting.

The Special Meeting will begin promptly at [•] [a/p].m. Eastern Time on February [•], 2023. Cascadia encourages you to access the Special Meeting prior to the start time. Online access will begin 15 minutes prior to the start of the Special Meeting, at [•] [a/p].m. Eastern Time.
The Special Meeting will only be accessible online through the Internet. You will be able to attend, submit questions and vote your shares electronically during the Special Meeting by visiting www.virtualshareholdermeeting.com/CCAI2023SM. To participate in the Special Meeting at www.virtualshareholdermeeting.com/CCAI2023SM, you must enter the 16-digit control number found next to the label “Control Number” on your proxy card for postal mail recipients or within the body of the email sending you the proxy statement.
If you encounter any technical difficulties accessing the virtual meeting during the meeting time, technicians will be available to assist you. Please call technical support toll free at 1-844-976-0738, or if calling internationally, 1-303-562-9301.
If your shares of Common Stock are held in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will still be able to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?
A:	Cascadia stockholders are being asked to consider and vote on:
•
a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in paragraphs one and two of Annex A hereto (such provisions, the “Extension Amendment”), to authorize the Company to extend the date by which the Company must consummate a business combination from the Original Deadline Date to August 31, 2023 (the “Extended Date,” and this proposal being referred to as the “Extension Amendment Proposal”);

•
a proposal to amend the Charter, pursuant to an amendment to the Charter in the form set forth in paragraph three of Annex A hereto (such provision, the “NTA Requirement Amendment”), to expand the methods that Cascadia may employ to not become subject to the “penny stock” rules of the SEC (the “NTA Requirement Amendment Proposal,” and together with the Extension Amendment Proposal, the “Amendment Proposals”); and

•
a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of the Company’s Common Stock to approve one or both of the Amendment Proposals or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented and you have not elected to redeem your Public Shares in connection with such approval, you will retain the right to vote on any proposed initial business combination when it is submitted to stockholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or Cascadia has not consummated an initial business combination by the Extended Date.
The Special Meeting has been called only to consider and vote on the approval of the Amendment Proposals and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, absent any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
For more information, please see the sections of this proxy statement titled “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The NTA Requirement Amendment Proposal” and “Proposal No. 3 — The Adjournment Proposal.”

Q:	How do I vote?
A:
You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If you were a holder of record of Cascadia’s Common Stock as of the close of business on January 24, 2023, the Record Date for the Special Meeting, you may vote with respect to the proposals by attending the Special Meeting and voting electronically during the meeting. You may also vote prior to the Special Meeting in the following ways:

•
Internet: Go to www.proxyvote.com. Enter the 16-digit control number found next to the label “Control Number” on your proxy card for postal mail recipients or within the body of the email sending you the proxy statement.

•	Phone: Call 1-800-690-6903 and follow the instructions. You will need to enter your 16-digit control number. Follow the interactive voice recording instructions to submit your vote.
•
Mail: Enter voting instructions, sign the proxy form and return the proxy form in the prepaid envelope provided. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Common Stock, including those shares held as a constituent part of Cascadia’s units, are held in “street name” by a bank, broker or other nominee, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, unless you are the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?
A:
If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares with respect to the Extension Amendment Proposal and the NTA Requirement Amendment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Extension Amendment Proposal or the NTA Requirement Amendment Proposal only if you provide instructions on how to vote. The Adjournment Proposal is considered “routine” and your bank, broker, or other nominee can vote your shares for the Adjournment Proposal without your instruction. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Please follow the general voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card or by voting online at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee.
Q:	Why is Cascadia proposing the Extension Amendment?
A:
Cascadia’s IPO prospectus and Charter provide that Cascadia has until 18 months from the closing of the IPO to complete an initial business combination or Cascadia must take the actions to dissolve and liquidate described elsewhere in this proxy statement. The Board believes that there is not sufficient time before the Original Deadline Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, Cascadia will need to extend the period of time that it has to consummate an initial business combination by amending the Charter as described in the Extension Amendment Proposal.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment and, if the NTA Requirement Amendment Proposal is approved, implementation of the NTA Requirement Amendment. However, Cascadia will only proceed with the Extension Amendment and redemptions of the Public Shares if either (i) the NTA Requirement Amendment Proposal is also approved and the NTA Requirement Amendment is implemented or (ii) in the event the NTA Requirement

Amendment is not approved, redemptions of Public Shares do not cause Cascadia to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. Consequently, if the Extension Amendment Proposal is not approved but the NTA Requirement Amendment is approved, Cascadia will not proceed with any amendment to its Charter or any redemptions of Public Shares.
Given Cascadia’s expenditure of time, effort and money on finding an initial business combination, the Board believes that circumstances warrant providing Cascadia’s Public Stockholders an opportunity to consider an initial business combination.
For further details about the reasons for the Extension Amendment Proposal, see the sections of this proxy statement titled “Proposal No. 1 — The Extension Amendment Proposal — Overview” and “Proposal No. 1 — The Extension Amendment Proposal — Reasons for the Extension Amendment Proposal”.
Q:	What constitutes a quorum?
A:
A quorum of Cascadia’s stockholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Special Meeting) of a majority of the outstanding shares of Common Stock of the Company entitled to vote at such meeting constitutes a quorum at a meeting of stockholders. Abstentions will be considered present for the purposes of establishing a quorum. The Founder Shares held by the Sponsor and Cascadia’s independent directors, which represent 15.0% of the issued and outstanding Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the Founder Shares held by the Sponsor and Cascadia’s independent directors, an additional 6,562,501 shares of Common Stock would be required to be present at the Special Meeting to achieve a quorum. If a quorum is not present, the chairperson of the Special Meeting may adjourn the meeting from time to time until a quorum shall be present.

Q:	What vote is required to approve the proposals presented at the Special Meeting?
A:
The approval of each of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Cascadia’s Class A Common Stock and Class B Common Stock, voting as a single class.

The Adjournment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting.
As of the Record Date, there were 18,750,000 issued and outstanding shares of Common Stock, 15,000,000 of which were shares of Class A Common Stock held by the Public Stockholders, and 3,750,000 of which were shares of Class B Common Stock. Of the Class B Common Stock, 2,812,500 shares were held by the Sponsor and Cascadia’s independent directors, representing 15.0% of the Company’s outstanding Common Stock. Accordingly, in addition to these Founder Shares, the Company will need 9,375,000 shares of Common Stock to be voted in favor of the Extension Amendment Proposal and the NTA Requirement Amendment Proposal to approve each such proposal.
Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes cast at the Special Meeting and will count as votes cast “AGAINST” the Amendment Proposals and the Adjournment Proposal.
Q:	How will the Sponsor and Cascadia’s independent directors vote?
A:
On the Record Date, 2,812,500 Founder Shares were held by the Sponsor and Cascadia’s independent directors in the aggregate, representing 15.0% of Cascadia’s issued and outstanding Common Stock. Cascadia expects that the Sponsor and Cascadia’s independent directors will vote in favor of the Amendment Proposals and, if presented, the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” one or both of the Amendment Proposals?
A:
If you do not want the Extension Amendment Proposal and/or the NTA Requirement Amendment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal(s). Please note that if you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting.

Q:	What happens if the Extension Amendment Proposal or the NTA Requirement Amendment Proposal is not approved?
A:
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Cascadia’s Common Stock to approve either of the Amendment Proposals, the chairperson of the Special Meeting may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of such Amendment Proposal(s). If the Adjournment Proposal is not approved by Cascadia’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of the Company’s Common Stock at the time of the Special Meeting to approve the Extension Amendment Proposal and/or the NTA Requirement Amendment Proposal, as applicable.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment and, if the NTA Requirement Amendment Proposal is approved, implementation of the NTA Requirement Amendment. Consequently, if the Extension Amendment Proposal is not approved but the NTA Requirement Amendment is approved, Cascadia will not proceed with any amendment to its Charter or any redemptions of Public Shares.
If the Extension Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof, or is approved but not implemented, and a business combination is not completed on or before the Original Deadline Date, then as contemplated by and in accordance with the Charter, Cascadia will take the actions to dissolve and liquidate described elsewhere in this proxy statement.
If the NTA Requirement Amendment is not approved at the Special Meeting or at any adjournment thereof, or is approved but not implemented, Cascadia may not proceed with the Extension Amendment and redemptions of the Public Shares if such redemptions of Public Shares would cause Cascadia to have less than $5,000,001 of net tangible assets following such approval, even if the Extension Amendment were approved at the Special Meeting.
For further details, see the sections of this proxy statement titled “Proposal No. 1 — The Extension Amendment Proposal — Overview,” “Proposal No. 1 — The Extension Amendment Proposal — If the Extension Amendment Is Not Approved,” “Proposal No. 2 — The NTA Requirement Amendment Proposal — Overview” and “Proposal No. 2 — The NTA Requirement Amendment Proposal — If the Extension Amendment Is Not Approved”.
Q:	Why is Cascadia proposing the NTA Requirement Amendment Proposal?
A:
To avoid Cascadia becoming subject to the “penny stock” rules, Cascadia’s Charter provides that the Company will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment Proposal is to add an additional basis on which the Company may rely, as it has since its initial public offering, to not be subject to the “penny stock” rules of the SEC.

Q:	If the Extension Amendment Proposal is approved, what happens next?
A:
If the Extension Amendment Proposal is submitted to a vote of stockholders at the Special Meeting and approved, Cascadia expects to file the Extension Amendment with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting. In such event, Cascadia will remain a reporting company under the Exchange Act, and Cascadia’s units, Class A Common Stock and warrants will remain publicly traded. In addition, the redemption of Public Shares from the Public Stockholders who elected to have Cascadia redeem their Public Shares in connection with the approval of the Extension Amendment Proposal will reduce the amount remaining in the Trust Account and increase the percentage interest of Cascadia’s Common Stock held by its Sponsor, independent directors and anchor investors through the Class B Common Stock.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. However, Cascadia will only proceed with the Extension Amendment and redemptions of the Public Shares if either (i) the NTA Requirement Amendment Proposal is also approved and the NTA Requirement Amendment is implemented or (ii) in the event the NTA Requirement Amendment is not approved, redemptions of Public Shares do not cause Cascadia to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved at the Special Meeting and the Extension Amendment is implemented, but Cascadia does not consummate an initial business combination by the Extended Date, the Charter requires Cascadia to take the actions to dissolve and liquidate described elsewhere in this proxy statement. The Sponsor and Cascadia’s independent directors waived their rights to participate in any liquidation distribution with respect to their shares of Class B Common Stock. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event Cascadia winds up. In addition, if the Extension Amendment is implemented, Cascadia may elect to liquidate the remaining investments held in the Trust Account and maintain those funds in cash in an interest-bearing demand deposit account at a bank.
For further details, see the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Overview” and “Proposal No. 1 — The Extension Amendment Proposal — If the Extension Amendment Is Approved” of this proxy statement.
Q:	Will how I vote affect my ability to exercise redemption rights?
A:
No. You may exercise your redemption rights regardless of whether or not you vote for or against the proposals, or vote at all, and regardless of whether you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise). However, under the Charter, Cascadia is only obligated to provide you with the opportunity to redeem your Public Shares in connection with the Extension Amendment if such proposal is approved and the Extension Amendment, alone or together with the NTA Requirement Amendment, is implemented. Because Cascadia will only proceed with amendments to the Charter or redemptions of Public Shares if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we refer to the redemption of Public Shares throughout this proxy statement as being in connection with the Extension Amendment Proposal.

For further details on your redemption rights and how to exercise them, please see the section of this proxy statement titled “Redemption Rights”.
Q:	May I change my vote after I have mailed my signed proxy card or revoke my proxy?
A:	If you are a stockholder of record and give a proxy, you may change or revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:
•
Send a later-dated, signed proxy card to Broadridge Financial Solutions, Inc., at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting).

•	Submit a later dated vote by telephone or Internet, because only your latest telephone or Internet vote received by 11:59 p.m. Eastern Time on February [•], 2023 will be counted.
•
Notify Cascadia’s Secretary in writing at the Company’s address at 1000 2nd Avenue, Suite 1200, Seattle, Washington 98104, which must be received by the Secretary prior to the vote at the Special Meeting.

•	Attend the Special Meeting, revoke your proxy and vote. Simply attending the Special Meeting will not constitute revocation.
If your shares are held in “street name” by your bank, broker or other nominee, you must contact your bank, broker or other nominee to change your vote.
Q:	How are votes counted?
A:	Each stockholder shall be entitled to one vote virtually or by proxy for each share of Common Stock entitled to vote held by such stockholder.
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Stockholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting.
Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes cast at the Special Meeting and will count as votes cast “AGAINST” the Amendment Proposals and the Adjournment Proposal.
If you hold your shares in “street” name through a bank, broker or other nominee and you do not instruct your bank, broker or other nominee how to vote your shares on a proposal, the bank, broker or other nominee has the authority to vote your shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
Cascadia believes that the Amendment Proposals to be voted on at the Special Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, broker or other nominee cannot vote the shares you beneficially own on the Amendment Proposals at the Special Meeting without your instruction. Cascadia believes that the Adjournment Proposal is considered a routine matter and your bank, broker or other nominee can vote the shares you beneficially own on the Adjournment Proposal at the Special Meeting without your instruction.
Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of all relevant factors, including, but not limited to, Cascadia’s expenditure of time, effort and money on finding an initial business combination and the conclusion that it is unlikely that Cascadia would be able to complete an initial business combination before the Original Deadline Date, the Board has determined that the Extension Amendment Proposal is in the best interest of Cascadia and its stockholders and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	Does the Board recommend voting “FOR” the approval of the NTA Requirement Amendment Proposal?
A:
Yes. If the NTA Requirement Amendment Proposal is not approved, the Company may not be able to consummate its initial business combination if redemptions of Public Shares in connection with the approval of such business combination cause Cascadia to have less than $5,000,001 of net tangible assets following such approval. Cascadia believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule (as defined below), that would not impose restrictions on its net tangible assets.

Similarly, even if the Extension Amendment Proposal is approved at the Special Meeting, Cascadia will only proceed with the Extension Amendment and redemptions of the Public Shares if either (i) the NTA Requirement Amendment Proposal is approved and the NTA Requirement Amendment is implemented or (ii) in the event the NTA Requirement Amendment is not approved, redemptions of Public Shares do not cause Cascadia to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. Consequently, if the Extension Amendment Proposal is not approved but the NTA Requirement Amendment is approved, Cascadia will not proceed with any amendment to its Charter or any redemptions of Public Shares.
The Board believes that the NTA Requirement Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO and is in the best interest of Cascadia and its stockholders and recommends that you vote or give instruction to vote “FOR” the NTA Amendment Proposal.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the NTA Requirement Amendment Proposal?
A:	No. There are no appraisal rights available to Cascadia’s stockholders in connection with the Amendment Proposals.
Q:	Will you seek any further extensions to the Original Deadline Date?
A:	Other than as described in this proxy statement, Cascadia does not currently anticipate seeking any further extension to consummate an initial business combination.
Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Amendment Proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a bank, broker or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	How do I exercise my redemption rights
A:
If you are a Public Stockholder and wish to exercise your right to redeem your Class A Common Stock in connection with the approval of the Extension Amendment Proposal and implementation of the Extension Amendment, you must follow the procedures set forth in the section in this proxy statement titled “Redemption Rights” prior to 5:00 p.m., Eastern Time, on February [•], 2023 (two business days before the scheduled vote at the Special Meeting) in order for the shares to be redeemed. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to those Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the Continental Stock Transfer & Trust Company, Cascadia’s transfer agent (the “Transfer Agent”) directly and instruct it to do so. To separate units registered in your own name, you must deliver the certificate for such units to the Transfer Agent, with written instructions to separate such units into the constituent Public Shares and warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the units.
Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time up to the vote at the Special Meeting, and thereafter with Cascadia’s consent. If you deliver your shares for redemption to the Transfer Agent and later decide not to elect redemption, you may request that Cascadia instruct the Transfer Agent to return the shares (physically or electronically). Cascadia will be required to honor such request only if made prior to the vote at the Special Meeting. After this time, a request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” below.
If a Public Stockholder properly makes a request for redemption and the Public Shares are delivered as described above, the Extension Amendment Proposal is approved and the Extension Amendment is implemented, then, Cascadia will, assuming the other Redemption Conditions (as defined below) are satisfied, redeem such shares of Class A Common Stock for a pro rata portion of funds in the Trust Account, including interest earned on the funds held in the Trust Account, net of taxes payable (less up to $100,000 of interest to pay dissolution expenses), calculated as of two business days prior to the Special Meeting. As of January 24, 2023, this would have amounted to approximately $[•] per Public Share.
Even if the Extension Amendment Proposal is approved at the Special Meeting, Cascadia will only proceed to redeem Public Shares if (a) the Extension Amendment Proposal is approved at the Special Meeting and the Extension Amendment is implemented, and (b) either (i) the NTA Requirement Amendment Proposal is approved and the NTA Requirement Amendment is implemented, or (ii) in the event the NTA Requirement Amendment is not approved, redemptions of Public Shares do not cause Cascadia to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. Consequently, if the Extension Amendment Proposal is not approved but the NTA Requirement Amendment is approved, Cascadia will not proceed with any amendment to its Charter or any redemptions of Public Shares.
If a Public Stockholder exercises such Public Stockholder’s redemption rights in connection with the Extension Amendment Proposal, then such Public Stockholder will be exchanging such Public Stockholder’s Class A Common Stock for cash and will no longer own those shares.
For more details regarding stockholder redemption rights and how to exercise them, please see the section of this proxy statement titled “Redemption Rights.”
Q:	What will happen to my Public Shares if I do not properly elect redemption in connection with the Extension Amendment Proposal?
A:
Holders of Public Shares who do not elect, or do not properly elect, to have the Company redeem their Public Shares in connection with approval of the Extension Amendment Proposal will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date whether or not one or both of the Amendment Proposals are submitted to a vote of stockholders at the Special Meeting and approved.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?
A:
You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and/or voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?
A:
Cascadia is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Cascadia and its directors, officers and employees may also solicit proxies in person. Cascadia will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Cascadia will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Cascadia will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Cascadia’s stockholders. Directors, officers and employees of Cascadia who solicit proxies will not be paid any additional compensation for soliciting
Q:	Who can help answer my questions?
A:
If you are a Public Stockholder and have any questions about how to vote or direct a vote in respect of your Common Stock, or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Cascadia Acquisition Corp.
1000 2nd Avenue, Suite 1200
Seattle, Washington 98104
Telephone: (206) 436-2550
Attn: Corporate Secretary
You also may obtain additional information about Cascadia from documents filed with the SEC by following the instructions in the section below titled “Where You Can Find More Information.”

If you are a Public Stockholder and you intend to seek redemption of your shares, you will need to send a written request for redemption and deliver your shares of Class A Common Stock (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on February [•], 2023 (two business days prior to the date of the Special Meeting). If you have questions regarding the delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
If you are a Public Stockholder and you have questions regarding how to access or participate in the virtual meeting, please call technical support toll free at 1-844-976-0738, or if calling internationally, 1-303-562-9301, or contact:
Broadridge Financial Solutions, Inc.
51 Mercedes Way
Edgewood, New York 11717

RISK FACTORS
You should consider carefully all of the risks described in Cascadia’s Annual Report on Form 10-K filed with the SEC on March 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in any other documents Cascadia files with the SEC. Furthermore, if any of the following events occur, Cascadia’s business, financial condition and operating results may be materially adversely affected or Cascadia could face liquidation. In that event, the trading price of Cascadia securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones Cascadia faces. Additional risks and uncertainties that Cascadia is unaware of or that Cascadia currently believe are not material, may also become important factors that adversely affect Cascadia’s business, financial condition and operating results or result in Cascadia’s liquidation.
There are no assurances that approving the Amendment Proposals will enable Cascadia to complete an initial business combination.
Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, Cascadia can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Cascadia’s ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond its control. Cascadia is required to offer Public Stockholders the opportunity to elect to have the Company redeem their Public Shares in connection with the approval of the Extension Amendment Proposal, and, if the Extension Amendment Proposal is approved by Cascadia’s stockholders at the Special Meeting, Cascadia will be required to offer its remaining Public Stockholders the opportunity to elect to have the Company redeem their Public Shares again in connection with any stockholder vote to approve the initial business combination.
In addition, if the Extension Amendment Proposal is approved at the Special Meeting and the Extension Amendment is implemented, the amount of cash remaining in the Trust Account could nevertheless be insufficient to consummate an initial business combination on commercially acceptable terms, or at all, after giving effect to any redemption elections in connection with the approval of the Extension Amendment Proposal. The fact that the Company will have separate redemption periods in connection with the approval of the Extension Amendment Proposal and any submission of a proposed initial business combination to stockholders for a vote could exacerbate these risks. Other than in connection with redemptions effected pursuant to the Charter, Cascadia’s stockholders may be unable to recover their investment except through sales of the Company’s shares on the open market. The price of the Company’s shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their shares at favorable prices, or at all.
A new 1% U.S. federal excise tax could be imposed on Cascadia in connection with redemptions by the Company of its shares.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a 1% excise tax (the “Excise Tax”) on the fair market value of stock repurchased by a publicly traded U.S. corporation beginning in 2023. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. On December 27, 2022, the Treasury issued Notice 2023-2 (the “Notice”) as interim guidance until publication of forthcoming proposed regulations on the Excise Tax on stock buybacks. Although the guidance in the Notice does not constitute proposed or final Treasury regulations but a notice of proposed regulations Treasury intends to issue in the future, taxpayers may rely upon certain guidance provided in the Notice until the issuance of the forthcoming proposed regulations, including rules setting forth the exclusive list of transactions that are considered repurchases, and certain of the forthcoming proposed regulations would (if issued) apply retroactively. The Notice generally provides that if a widely held corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the Excise Tax.

As described under the section below entitled “Redemption Rights”, if the deadline for Cascadia to complete a business combination (currently the date that is 18 months after the closing of the IPO) is extended, the Public Stockholders will have the right to require Cascadia to redeem their Public Shares. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension to consummate an initial business combination or otherwise, may be subject to the Excise Tax. The Investment Management Trust Agreement, dated August 25, 2021, by and between Cascadia and Continental Stock Transfer & Trust Company, as trustee (the “Trust Agreement”) that governs the Trust Account provides that Cascadia may use accrued interest earned on the funds held in the Trust Account for any tax obligations, which would include any Excise Tax. Whether and to what extent Cascadia would be subject to the Excise Tax in connection with an initial business combination, this (or any other) extension to consummate an initial business combination or otherwise in the future will depend on a number of factors, including (i) the fair market value of the stock repurchased in connection with the business combination, extension to consummate an initial business combination or otherwise, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination), (iii) whether Cascadia is completely liquidated and dissolved within the taxable year of such share redemption or other share repurchase, and (iv) the content of forthcoming regulations and further guidance from the Treasury. In addition, because the Excise Tax would be payable by Cascadia and not by the redeeming holder(s), the foregoing could cause a reduction in the cash available on hand to complete Cascadia’s initial business combination or for effecting redemptions in connection with its initial business combination or otherwise.
As described under the section below entitled “Proposal No. 1 — The Extension Amendment Proposal — If the Extension Amendment Proposal is Not Approved”, if the Extension Amendment Proposal is not approved and Cascadia does not complete an initial business combination on or before the Original Deadline Date, Cascadia will redeem the Public Shares in a liquidating distribution. Cascadia does not expect such redemption in connection with the liquidating distribution to be subject to the Excise Tax under the Notice, however such expectation is subject to a number of factual and legal uncertainties, including further guidance from the Treasury.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
Cascadia is a blank check company incorporated as a Delaware corporation on February 16, 2021 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
In February 2021, Cascadia issued 4,312,500 shares of its Class B Common Stock (the “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.006 per share, of which 562,500 shares were forfeited in October 2021 in connection with the expiration of the underwriter’s over-allotment option. Prior to the closing of the IPO, Cascadia’s Sponsor transferred 25,000 Founder Shares to each of Cascadia’s three independent directors and sold an aggregate of 937,500 Founder Shares to 12 qualified institutional buyers or institutional accredited investors that are not affiliated with Cascadia, the Sponsor, Cascadia’s directors or any member of Cascadia’s management, which are referred to as “anchor investors.”
On August 30, 2021, Cascadia consummated the IPO of 15,000,000 units at $10.00 per unit, generating gross proceeds of $150,000,000. Each unit consists of one share of Class A Common Stock and one-half of one redeemable warrant. Each whole warrant entitles the holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per whole share. In connection with the consummation of the IPO, the Sponsor and Cascadia’s independent directors purchased an aggregate of 5,000,000 private placement warrants at a price of $1.00 per private placement warrant, generating gross proceeds of $5,000,000.
A total of approximately $150 million, comprised of the net proceeds from the IPO and the proceeds of the sale of the private placement warrants, was placed in a U.S.-based Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee.
The funds held in the Trust Account are invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting the conditions of Rule 2a-7 of the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of (i) the consummation of an initial business combination, (ii) the redemption of Cascadia’s Public Shares if Cascadia is unable to complete an initial business combination prior to the Original Deadline Date, and (iii) the redemption of Cascadia’s Public Shares properly submitted in connection with a stockholder vote to approve certain amendments to the Company’s Charter, including the Extension Amendment and the NTA Requirement Amendment contemplated by the Amendment Proposals. If the Extension Amendment is implemented, Cascadia may elect to liquidate the remaining investments held in the Trust Account and maintain those funds in cash in an interest-bearing demand deposit account at a bank.
The Charter currently provides that Cascadia has until the Original Deadline Date to complete an initial business combination and, if Cascadia does not complete an initial business combination by such date, Cascadia will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account, net of taxes payable (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law (clauses (i) through (iii), collectively, the “Dissolution Provisions”). Cascadia’s Sponsor, independent directors and anchor investors have waived their rights to participate in any liquidation distribution with respect to their shares of Class B Common Stock.
Cascadia is proposing to amend the Charter to extend the date by which the Company must consummate a business combination from the Original Deadline Date to August 31, 2023, pursuant to an amendment in the form set forth in paragraphs one and two of Annex A hereto.

Cascadia will not proceed with the Extension Amendment if the NTA Requirement Amendment is not approved and redemptions of Cascadia’s Public Shares would cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
Reasons for the Extension Amendment Proposal
After the closing of Cascadia’s IPO in August 2021, and consistent with Cascadia’s business purpose, the Board and Cascadia’s management commenced an active search for potential business combination targets. While Cascadia is currently evaluating business combination opportunities, the Board believes that there is not sufficient time before the Original Deadline Date to complete an initial business combination.
The purpose of the Extension Amendment Proposal is to allow Cascadia more time to complete an initial business combination by amending the Charter pursuant to the Extension Amendment to extend the Original Deadline Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. Given Cascadia’s expenditure of time, effort and money on finding an initial business combination, the Board believes that circumstances warrant providing Public Stockholders an opportunity to consider an initial business combination.
If the Extension Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes of the holders of the Company’s Common Stock to approve the Extension Amendment Proposal, the chairperson of the Special Meeting may put the Adjournment Proposal to a vote in order to adjourn the Special Meeting to a later date or dates to seek additional time to obtain sufficient votes of the holders of the Company’s Common Stock in support of the Extension Amendment Proposal.
If the Extension Amendment Proposal is submitted to a vote of Cascadia’s stockholders at the Special Meeting or at any adjournment thereof but is not approved by the stockholders, Cascadia will not implement the Extension Amendment or, if applicable, the NTA Requirement Amendment, will not redeem Public Shares from any Public Stockholders (even those Public Shares held by Public Stockholders who elected to have their Public Shares redeemed in accordance with the procedures described in this proxy statement) and, in the event Cascadia does not complete an initial business combination on or before the Original Deadline Date as provided in the Charter, the Charter requires the Company to take the actions to dissolve and liquidate described above under the section “Proposal No. 1 — The Extension Amendment Proposal — Overview.” In such event, there will be no distribution from the Trust Account with respect to Cascadia’s warrants, which will expire worthless in the event Cascadia winds up. In addition, Cascadia’s the Sponsor, independent directors and anchor investors have waived their rights to participate in any liquidation distribution with respect to their shares of Class B Common Stock.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is submitted to a vote of Cascadia’s stockholders at the Special Meeting and the stockholders approve the Extension Amendment Proposal, Cascadia expects to file the Extension Amendment with the Secretary of State of the State of Delaware. Cascadia will remain a reporting company under the Exchange Act and the Company’s units, Class A Common Stock and warrants will remain publicly traded. Cascadia will then continue to work to complete an initial business combination by the Extended Date.
In addition, Cascadia will request in writing that Continental deliver, to a segregated account for distribution to the Public Stockholders who have elected the redemption of their Public Shares, an amount of the principal and interest in the Trust Account sufficient to redeem such Public Shares (the “Withdrawal Amount”). The remainder of the principal and interest in the Trust Account will remain in the Trust Account and be available for use by Cascadia to complete an initial business combination on or before the Extended Date. However, if Cascadia does not thereafter consummate an initial business combination by the Extended Date and the Extended Date is not further extended, the Charter requires Cascadia to take the actions to dissolve and liquidate described above under the section “Proposal No. 1 — The Extension Amendment Proposal — Overview.”
Holders of Public Shares who do not elect to have Cascadia redeem their Public Shares in connection with approval of the Extension Amendment Proposal will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date. The redemption of Public Shares from the Public Stockholders who elected to have their Public Shares redeemed in connection with the approval of the Extension

Amendment Proposal from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Cascadia’s Common Stock held by its directors, officers and anchor investors through the Class B Common Stock. Cascadia’s Sponsor and independent directors have waived their rights to participate in any liquidation distribution with respect to their shares of Class B Common Stock.
If the Extension Amendment Proposal is submitted to a vote of stockholders at the Special Meeting and the stockholders approve the Extension Amendment Proposal, the Board may determine to abandon the Extension Amendment. If the Board makes such determinations and Cascadia does not consummate an initial business combination by the Original Deadline Date, as contemplated by Cascadia’s IPO prospectus and in accordance with the Charter, the Charter requires Cascadia to take the actions to dissolve and liquidate described above under the section “Proposal No. 1 — The Extension Amendment Proposal — Overview.”
Even if the Extension Amendment Proposal is approved, Cascadia will only proceed with the Extension Amendment and redemptions of the Public Shares if either (i) the NTA Requirement Amendment Proposal is also approved and the NTA Requirement Amendment is implemented or (ii) in the event the NTA Requirement Amendment is not approved, redemptions of Public Shares do not cause Cascadia to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. Consequently, if the Extension Amendment Proposal is not approved but the NTA Requirement Amendment is approved, Cascadia will not proceed with any amendment to its Charter or any redemptions of Public Shares.
You are not being asked to vote on an initial business combination at this time. If the Extension Amendment Proposal is approved, the Extension Amendment is implemented and you have not elected to have your Public Shares redeemed in connection with the approval of the Extension Amendment Proposal, you will retain the right to vote on any proposed initial business combination if and when it is submitted to stockholders and the right to elect to have your Public Shares redeemed for a pro rata portion of the Trust Account in the event such initial business combination is approved and completed or Cascadia has not consummated an initial business combination by the Extended Date.
Redemption Rights
For more information on your redemption rights and how to properly exercise them, please read the section titled “Redemption Rights” below.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.
As of the date of this proxy statement, 2,812,500 shares of the Class B Common Stock were held by the Sponsor and Cascadia’s independent directors, in the aggregate, representing 15.0% of Cascadia’s issued and outstanding Common Stock. Cascadia expects that the Sponsor and Cascadia’s independent directors will vote in favor of the Extension Amendment Proposal. Accordingly, in addition to these Founder Shares, the Company will need 9,375,000 shares of Common Stock to be voted in favor of the Extension Amendment Proposal to approve such proposal.
Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes cast at the Special Meeting and will count as votes cast “AGAINST” the Extension Amendment Proposal.
Interests of Cascadia’s Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that Cascadia’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. For more information, please read the section titled “Interests of Cascadia’s Directors and Officers” below.

Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.
After careful consideration of all relevant factors, including, but not limited to, Cascadia’s expenditure of time, effort and money on finding an initial business combination and the conclusion that it is unlikely that Cascadia would be able to complete an initial business combination before the Original Deadline Date, the Board has determined that the Extension Amendment Proposal is fair to and in the best interests of the Company and its stockholders. While Cascadia is currently evaluating initial business combination opportunities, Cascadia has not yet executed a definitive agreement for an initial business combination and does not expect to be able to consummate such an initial business combination by the Original Deadline Date. Cascadia is asking for an extension of this timeframe in order to complete an initial business combination.

PROPOSAL NO. 2 — THE NTA REQUIREMENT AMENDMENT PROPOSAL
Overview
The NTA Requirement
Section 9.2(a) of the Charter currently provides that prior to the consummation of the initial business combination, Cascadia must provide Public Stockholders with the opportunity to have their Public Shares redeemed upon the consummation of the initial business combination; provided, however, that Cascadia will only so redeem Public Shares if (after such redemption) the net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) (the “NTA Rule”) of the Company or any entity that succeeds the Company as a public company will be at least $5,000,001 either immediately prior to or upon consummation of the initial business combination and after payment of underwriters’ fees and commissions (the “NTA Requirement”).
The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and Cascadia believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”).
Cascadia is proposing to amend the Charter to expand the methods that Cascadia may employ to not become subject to the “penny stock” rules of the SEC, pursuant to an amendment in the form set forth in paragraph three of Annex A hereto.
Rule 419 blank check companies and “penny stock” issuers
As disclosed in Cascadia’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, Cascadia may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, special purpose acquisition companies (“SPACs”) like Cascadia have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, Cascadia included the NTA Requirement in its Charter, in order to ensure that through the consummation of its initial business combination, Cascadia would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.
Reliance on Rule 3a51-1(a)(2).
The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. Cascadia’s securities are listed on The Nasdaq Global Market and have been so listed since the consummation of the IPO. Cascadia believes that The Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as Cascadia meets the requirements of the Exchange Rule.
Reasons for the NTA Requirement Amendment Proposal
Cascadia believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on Cascadia’s net tangible assets. Although Cascadia does not believe that failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, because the NTA Requirement is included in its Charter, if the NTA Requirement Amendment proposal is not approved, Cascadia may not be able to implement the Extension Amendment.
If the NTA Requirement Amendment Proposal Is Not Approved
If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes of the holders of the Company’s Common Stock to approve the NTA Requirement Amendment Proposal, the chairperson of the

Special Meeting may put the Adjournment Proposal to a vote in order to adjourn the Special Meeting to a later date or dates to seek additional time to obtain sufficient votes of the holders of the Company’s Common Stock in support of the NTA Requirement Amendment Proposal.
If the NTA Requirement Amendment Proposal is submitted to a vote of Cascadia’s stockholders at the Special Meeting or at any adjournment thereof but is not approved by the stockholders, Cascadia will not implement the NTA Requirement Amendment. In addition, even if the Extension Amendment Proposal is approved, Cascadia may abandon the Extension Amendment if the NTA Requirement Amendment Proposal is not approved and redemptions of Public Shares would cause Cascadia to have less than $5,000,001 of net tangible assets following approval of one or both of the Amendment Proposals. If Cascadia does not proceed with the Extension Amendment, Cascadia will not proceed with any redemptions of Public Shares.
If the NTA Requirement Amendment Proposal Is Approved
If the NTA Requirement Amendment Proposal is submitted to a vote of Cascadia’s stockholders at the Special Meeting, the stockholders approve the NTA Requirement Amendment Proposal, and the other Redemption Conditions are satisfied, Cascadia expects to file the NTA Requirement Amendment with the Secretary of State of the State of Delaware. In addition, Cascadia will request in writing that Continental deliver the Withdrawal Amount to a segregated account for distribution to the Public Stockholders who have elected the redemption of their Public Shares in connection with the approval of the Extension Amendment Proposal.
If the NTA Requirement Amendment Proposal is submitted to a vote of stockholders at the Special Meeting and the stockholders approve the NTA Requirement Amendment Proposal, the Board may determine to abandon the NTA Requirement Amendment if the Extension Amendment Proposal is not also approved. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment and, if the NTA Requirement Amendment Proposal is approved, implementation of the NTA Requirement Amendment. Consequently, if the Extension Amendment Proposal is not approved but the NTA Requirement Amendment is approved, Cascadia will not proceed with any amendment to its Charter or any redemptions of Public Shares.
Redemption Rights
For more information on your redemption rights and how to properly exercise them, please read the section of this proxy statement titled “Redemption Rights” below.
Vote Required for Approval
The approval of the NTA Requirement Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.
As of the date of this proxy statement, 2,812,500 shares of the Class B Common Stock were held by the Sponsor and Cascadia’s independent directors, in the aggregate, representing 15.0% of Cascadia’s issued and outstanding Common Stock. Cascadia expects that the Sponsor and Cascadia’s independent directors will vote in favor of the NTA Requirement Amendment Proposal. Accordingly, in addition to these Founder Shares, the Company will need 9,375,000 shares of Common Stock to be voted in favor of the NTA Requirement Amendment Proposal to approve such proposal.
Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes cast at the Special Meeting and will count as votes cast “AGAINST” the NTA Requirement Amendment Proposal.
Interests of Cascadia’s Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that Cascadia’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. For more information, please read the section of this proxy statement titled “Interests of Cascadia’s Directors and Officers” below.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NTA REQUIREMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
Cascadia is asking you to approve one or more adjournments of the Special Meeting from time to time, if requested by the chairperson of the Special Meeting. For example, the chairperson of the Special Meeting may request that the Special Meeting be adjourned to, among other things, solicit additional proxies to vote in favor of the Extension Amendment Proposal or the NTA Requirement Amendment Proposal in the event that there are insufficient votes at the time of the Special Meeting to establish a quorum or approve such proposal(s).
By the Adjournment Proposal, Cascadia is also asking you to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting, and any adjournments or postponements thereof, to another time and place. If Cascadia’s stockholders approve the Adjournment Proposal, the Special Meeting (or any adjournment thereof) may be adjourned to a later date and time and the Company may use the additional time to, among other things, solicit additional proxies in favor of one or both of the Amendment Proposals, including the solicitation of proxies from any of Cascadia’s stockholders that had previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if Cascadia had received proxies representing a sufficient number of votes against one or both of the Amendment Proposals to defeat such proposal(s), the Special Meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of such proposal(s).
If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. The Board believes that if the number of shares of Cascadia’s Common Stock present in person or represented by proxy at the Special Meeting and voting in favor of an Amendment Proposal is not sufficient to adopt such proposal, it is in the best interests of Cascadia’s stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to adopt such Amendment Proposals.
Vote Required for Approval
The approval of the Adjournment Amendment Proposal requires the affirmative vote of at least a majority of the shares of Class A Common Stock and Class B Common Stock, voting as a single class, present in person or represented by proxy and entitled to vote thereon at the Special Meeting.
As of the date of this proxy statement, 2,812,500 shares of the Class B Common Stock were held by the Sponsor and Cascadia’s independent directors, in the aggregate, representing 15.0% of Cascadia’s issued and outstanding Common Stock. Cascadia expects that the Sponsor and Cascadia’s independent directors will vote in favor of the Adjournment Proposal.
Abstentions will be considered present for the purposes of establishing a quorum and, as a matter of Delaware law, will constitute votes cast at the Special Meeting and will count as votes cast “AGAINST” the Adjournment Proposal.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

REDEMPTION RIGHTS
Pursuant to the Charter, if the Extension Amendment Proposal or both of the Amendment Proposals are approved and the Extension Amendment, alone or together with the NTA Requirement Amendment, is implemented, then each Public Stockholder may request that Cascadia redeem all or a portion of such stockholder’s Public Shares by following the procedures described herein. However, Cascadia has determined that if the NTA Requirement Amendment Proposal is approved, implementation of the NTA Requirement Amendment is conditioned upon the approval of the Extension Amendment Proposal and implementation of the Extension Amendment. Further, Cascadia will only proceed with the Extension Amendment and redemptions of the Public Shares if either (i) the NTA Requirement Amendment Proposal is also approved and the NTA Requirement Amendment is implemented or (ii) in the event the NTA Requirement Amendment is not approved, redemptions of Public Shares do not cause Cascadia to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal. Consequently, if the Extension Amendment Proposal is not approved but the NTA Requirement Amendment is approved, Cascadia will not proceed with any amendment to its Charter or any redemptions of Public Shares. Because Cascadia will only proceed with amendments to the Charter or redemptions of Public Shares if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, we refer to the redemption of Public Shares throughout this proxy statement as being in connection with the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Public Stockholders electing to have their Public Shares redeemed in connection with the approval of such proposal will be entitled to receive, in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account, net of taxes payable and $100,000 that may be used by the Company to pay dissolution expenses subject to each such Public Stockholder’s delivery of the Public Shares for which it elects redemption in accordance with the procedures described below. If a Public Stockholder exercises such Public Stockholder’s redemption rights in connection with the Extension Amendment Proposal, then such Public Stockholder will be exchanging such Public Stockholder’s Class A Common Stock for cash and will no longer own those shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) TENDER YOUR SHARE CERTIFICATES TO THE TRANSFER AGENT PHYSICALLY OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT.
Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to those Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so. The separation of Cascadia’s units into their constituent Public Shares and warrants must be completed far enough in advance to permit the mailing of the Public Share certificates back to the holders thereof so that such holder may then exercise its redemption rights upon the separation of the Public Shares from the units. Public Stockholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for or against an Amendment Proposal and regardless of whether they hold Public Shares on the Record Date.
Public Stockholders desiring to elect to have the Company redeem their Public Shares in connection with the approval of the Extension Amendment Proposal must tender their shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind (mzimkind@continentalstock.com) at least two business days prior to the Special Meeting. Public Shares may be tendered by either delivery of share certificates to the transfer agent or by delivery of shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw such shares from your account in order to exercise your redemption rights. The requirement for physical or electronic delivery at least two business days prior to the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares for redemption after the date that is at least two business days prior to the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the Transfer Agent or the stockholder’s broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Transfer Agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge the tendering broker a fee of $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is Cascadia’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. Cascadia does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their Public Shares.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed for a pro rata portion of the funds held in the Trust Account as described herein. In the event that a Public Stockholder delivers Public Shares for redemption to the Transfer Agent and decides prior to the vote at the Special Meeting not to have its Public Shares redeemed in connection with the approval of the Extension Amendment Proposal, such Public Stockholder may request that the Transfer Agent return the shares (physically or electronically). A Public Stockholder may make such request by contacting the Transfer Agent at the address listed above. In the event that a Public Stockholder tenders Public Shares for redemption and the Extension Amendment Proposal is either not submitted to a vote of stockholders at the Special Meeting or is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that such Amendment Proposal will not be approved. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the approval of the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of such Amendment Proposal and implementation of the Extension Amendment or NTA Requirement Amendment, as applicable. The Transfer Agent will hold the certificates of Public Stockholders that make the election to have their Public Shares redeemed in connection with the approval of the Extension Amendment Proposal until such shares are redeemed for cash or returned to such stockholders.
Cascadia will only proceed to redeem Public Shares after the Special Meeting if (a) the Extension Amendment Proposal is approved at the Special Meeting and the Extension Amendment is implemented, and (b) either (i) the NTA Requirement Amendment Proposal is approved and the NTA Requirement Amendment is implemented, or (ii) in the event the NTA Requirement Amendment is not approved, redemptions of Public Shares do not cause Cascadia to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (collectively, the “Redemption Conditions”). Assuming that the Redemption Conditions are satisfied, the Company will redeem each such Public Share for a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account, net of taxes payable and $100,000 that may be used by the Company to pay dissolution expenses. Each such redeeming Public Stockholder will have the right to receive cash as described above and will no longer own the redeemed shares. For illustrative purposes, Cascadia estimates that the per-share pro rata portion of the Trust Account to be used to redeem the Public Shares for which a redemption election has been made will be approximately $[•], based on the amount of $[•] held in the Trust Account as of January 24, 2023.

Any request for redemption, once made by a Public Stockholder, may be withdrawn at any time up to the vote at the Special Meeting, and thereafter with Cascadia’s consent. If you deliver your shares for redemption to the Transfer Agent and later decide not to elect redemption, you may request that Cascadia instruct the Transfer Agent to return the shares (physically or electronically). Cascadia will be required to honor such request only if made prior to the vote at the Special Meeting. After this time, a request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the Transfer Agent at the phone number or address listed under the question “Who can help answer my questions?” above.
Holders of Public Shares who do not elect, or do not properly elect, to have the Company redeem their Public Shares in connection with approval of the Extension Amendment Proposal will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date whether or not such Amendment Proposal is submitted to a vote of stockholders at the Special Meeting and approved.

INTERESTS OF CASCADIA’S DIRECTORS AND OFFICERS
When you consider the recommendation of the Board, you should keep in mind that Cascadia’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
If the Extension Amendment Proposal is not approved and Cascadia does not consummate an initial business combination by the Original Deadline Date as contemplated by Cascadia’s IPO prospectus and in accordance with the Charter, the 2,812,500 shares of Class B Common Stock held by Cascadia’s Sponsor and independent directors will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 5,000,000 private placement warrants that were acquired simultaneously with the IPO by Cascadia’s Sponsor for an aggregate purchase price of $5,000,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $[•] million based on the last sale price of Cascadia’s Class A Common Stock and warrants on the Nasdaq on the Record Date of $[•] and $[•], respectively;

•
The Sponsor paid approximately $0.006 per share for its Founders Shares and, as a result, could make a substantial profit after the initial business combination even if Public Stockholders experience substantial losses.

•
All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination. If a business combination is not approved and the Company liquidates, Cascadia will not be able to perform its obligations to its officers and directors under those provisions;

•
None of Cascadia’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of the Board are expected to continue to serve as directors at least through the date of the Special Meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

•
Cascadia’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Cascadia’s initial business combination. However, if Cascadia fails to obtain approval for the Extension Amendment and consummate an initial business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if an initial business combination is not completed.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
FOR REDEEMING STOCKHOLDERS
The following discussion summarizes certain U.S. federal income tax considerations generally applicable to holders of Cascadia’s Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This discussion is limited to certain U.S. federal income tax considerations to holders of Cascadia’s Class A Common Stock who hold Cascadia’s Class A Common Stock as capital assets within the meaning of Section 1221(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to holders of Cascadia’s Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal in light of its particular circumstances or that is subject to special rules under the U.S. federal income tax laws, including, but not limited to:
•	banks and other financial institutions or financial services entities;
•	broker-dealers; mutual funds;
•	retirement plans, individual retirement accounts or other tax-deferred accounts;
•	taxpayers that are subject to the mark-to-market tax accounting rules;
•	tax-exempt entities;
•	S-corporations, partnerships or other flow-through entities and investors therein;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies;
•	real estate investment trusts;
•	passive foreign investment companies; controlled foreign corporations; qualified foreign pension funds;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of Cascadia’s voting shares;
•
persons that acquired Cascadia’s securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons required for U.S. federal income tax purposes to conform the timing of income accruals to their financial statements under Section 451 of the Code;
•	persons subject to the alternative minimum tax;
•	persons that hold Cascadia’s securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or
•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar.
The discussion below is based upon current provisions of the Code, applicable U.S. Treasury regulations promulgated under the Code (“Treasury Regulations”), judicial decisions and administrative rulings of the IRS, all as in effect on the date hereof, and all of which are subject to differing interpretations or change, possibly on a retroactive basis. Any such differing interpretations or change could alter the U.S. federal income tax consequences discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non- income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.
Cascadia has not sought, and will not seek, a ruling from the IRS as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

As used herein, the term “U.S. holder” means a beneficial owner of shares of Cascadia’s Class A Common Stock that is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election under Treasury Regulations to be treated as a United States person.
This discussion does not consider the tax treatment of partnerships (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) or persons who hold Cascadia’s securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Cascadia’s Class A Common Stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. If you are a partner or a partnership holding Cascadia’s Class A Common Stock, Cascadia urges you to consult your own tax advisor.
THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS GENERALLY APPLICABLE TO HOLDERS OF CASCADIA’S CLASS A COMMON STOCK WITH RESPECT TO THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION WITH THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL. EACH HOLDER OF CASCADIA’S CLASS A COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF CASCADIA’S CLASS A COMMON STOCK WITH RESPECT TO THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION WITH THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL NON-INCOME, STATE, LOCAL, AND NON-U.S. TAX LAWS.
U.S. Holders
Redemption of Class A Common Stock
In the event that a U.S. holder’s shares of Class A Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement under “Redemption Rights” (referred to herein as a “redemption”), the treatment of the redemption for U.S. federal income tax purposes will depend on whether it qualifies as a sale of the shares of Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of the shares of Class A Common Stock under the tests described below, the U.S. holder will be treated as described under “Redemption of Class A Common Stock Treated as a Sale” below. If the redemption does not qualify as a sale of the shares of Class A Common Stock, the U.S. holder will be treated as receiving a distribution with the tax consequences described under “U.S. Holders — Redemption of Class A Common Stock Treated as a Distribution” below.
Whether a redemption qualifies for sale treatment will depend largely on the total number of Cascadia’s shares treated as held by the U.S. holder (including any shares constructively owned by the U.S. holder as described in the following paragraph) relative to all of Cascadia’s shares outstanding both before and after such redemption. The redemption of Class A Common Stock generally will be treated as a sale of the shares of Class A Common Stock (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder.
In determining whether any of the foregoing tests are satisfied, a U.S. holder must take into account not only shares of Cascadia’s stock actually owned by the U.S. holder, but also shares of Cascadia’s stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock the U.S. holder has a right to acquire by exercise of an option, which would generally include shares of Cascadia’s stock which could be acquired pursuant to the exercise of the warrants. In order to meet the “substantially disproportionate” test, the percentage of Cascadia’s outstanding voting shares actually and constructively owned by the U.S. holder immediately following the redemption of shares of Cascadia’s Class A Common Stock must, among other requirements, be less than 80% of the percentage of Cascadia’s outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. Prior to Cascadia’s initial business combination, the shares of Class A Common Stock may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. holder’s interest if either (i) all of Cascadia’s shares actually and constructively owned by the U.S. holder are redeemed or (ii) all of Cascadia’s shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. holder does not constructively own any other shares of Cascadia’s stock. The redemption of the shares of Class A Common Stock will not be essentially equivalent to a dividend with respect to a U.S. holder if it results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly-held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described under “U.S. Holders — Redemption of Class A Common Stock Treated as a Distribution” below.
U.S. holders of Cascadia’s Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.
Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A Common Stock, a U.S. holder will recognize capital gain or loss. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for Cascadia’s Class A Common Stock surrendered in the redemption exceeds one year. Long-term capital gains recognized by a non-corporate U.S. holder currently are eligible to be taxed preferential rates. It is unclear, however, whether the redemption rights described in this proxy statement may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Class A common stock is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. The deductibility of capital losses is subject to limitations.
The amount of gain or loss recognized on the redemption generally will be equal to the difference between (i) the sum of the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of units at the time of the redemption, the portion of the amount realized on such redemption that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock and the warrants included in the units) and (ii) the U.S. holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of the Class A Common Stock or the U.S. holder’s initial basis for the Class A Common Stock received upon exercise of a whole warrant) reduced by any prior distributions treated as a return of capital.
Redemption of Class A Common Stock Treated as a Distribution
If the redemption does not qualify as a sale of Class A Common Stock, the U.S. holder will be treated as receiving a distribution. Any distributions to U.S. holders generally will constitute dividends for U.S. federal income tax purposes to the extent of Cascadia’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in the Class A Common Stock. Any remaining excess will be treated as gain realized on the sale of the Class A Common Stock and will be treated as described under the section “U.S. Holders — Redemption of Class A Common Stock Treated as a Sale” above. After the application of these rules, any remaining tax basis of the U.S. holder in the redeemed shares of the Class A Common Stock will be added to the U.S. holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Dividends Cascadia pays to a corporate U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if certain holding period requirements are met. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends Cascadia pays to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be taxed as qualified dividend income at the preferential tax rate for long-term capital gains.
Non-U.S. Holders
This section applies to “Non-U.S. holders.” As used herein, the term “Non-U.S. holder” means a beneficial owner of Cascadia’s Class A Common Stock that is not a U.S. holder and is not a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes.
Redemption of Class A Common Stock
The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder’s Class A Common Stock pursuant to the redemption provisions described in this proxy statement under “Redemption Rights” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s Class A Common Stock, as described under the section “U.S. Holders”.
Non-U.S. holders of Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.
Redemption of Class A Common Stock Treated as a Sale
Subject to the discussion of FATCA and backup withholding below, if the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of Cascadia’s Class A Common Stock, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required pursuant to an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. holder in the United States), in which case the Non-U.S. holder will generally be subject to the same treatment as a U.S. holder with respect to the redemption, and a corporate Non-U.S. holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•
the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•
Cascadia is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held Class A Common Stock, and, in the case where shares of Class A Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of the Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the shares of the Class A Common Stock. There can be no assurance that Cascadia’s Class A Common Stock will be treated as regularly traded on an established securities market for this purpose. Cascadia does not believe it is or has been a United States real property holding corporation.

Redemption of Class A Common Stock Treated as a Distribution
If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. holder will be treated as receiving a distribution. In general, any distributions Cascadia makes to a Non-U.S. holder of shares of Class A Common Stock, to the extent paid out of Cascadia’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes. Provided such dividends are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (or, if required pursuant to an applicable income tax treaty, are not attributable to a permanent establishment of fixed base maintained by the Non-U.S. holder in the United States), Cascadia will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of the Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale of Class A Common Stock, which will be treated as described under the section “Non-U.S. Holders — Redemption of Class A common Stock Treated as a Sale” above.
Dividends Cascadia pays to a Non-U.S. holder that are effectively connected with such Non-U.S. holder’s conduct of a trade or business within the United States (and, if required pursuant to an applicable income tax treaty, are attributable to a permanent establishment or fixed base maintained by the Non-U.S. holder in the United States) generally will not be subject to U.S. withholding tax, provided such Non-U.S. holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, the effectively connected dividends will be subject to U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, unless an applicable income tax treaty provides otherwise. A Non-U.S. holder that is a corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).
Information Reporting and Backup Withholding
Dividend payments with respect to Cascadia’s Class A Common Stock and proceeds from the sale of shares of Cascadia’s Class A Common Stock may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to payments made to a U.S. holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. holder generally will not be subject to backup withholding if the Non-U.S. holder provided certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld by timely filing the appropriate claim for refund with the IRS and furnishing any required information. All holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.
FATCA Withholding Taxes
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) impose withholding of 30% on payments of dividends on and, subject to the proposed Treasury Regulations discussed below, proceeds from sales or other dispositions of shares of, Cascadia’s Class A Common Stock paid to “foreign financial institutions” (which is broadly defined for this purpose and includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.
Similarly, dividends and, subject to the proposed Treasury Regulations discussed below, proceeds from sales or other dispositions in respect of the Class A Common Stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us or the applicable withholding agent that such entity does not have any “substantial

United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of the Treasury. The U.S. Department of the Treasury has proposed regulations that eliminate the federal withholding tax of 30% applicable to the gross proceeds of a sale of the Class A Common Stock. Withholding agents may rely on the proposed Treasury Regulations until final regulations are issued. Prospective investors should consult their own tax advisor regarding the effects of FATCA on their investment in Cascadia’s securities.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. Cascadia once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of January 24, 2023 by:
•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock;
•	each of the Company’s executive officers and directors; and
•	all of the Company’s executive officers and directors as a group.
Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.
The beneficial ownership of the Company’s Common Stock is based on 18,750,000 shares of Common Stock issued and outstanding as of January 24, 2023, consisting of 15,000,000 shares of Class A Common Stock and 3,750,000 shares of Class B Common Stock.
NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED(2)	APPROXIMATE PERCENTAGE OF OUTSTANDING COMMON STOCK
Directors, executive officers and Founders
Cascadia Acquisition Sponsor LLC (the Sponsor)(3)	2,737,500	14.6%
Michael Butler	2,737,500	14.6%
Jamie Boyd	2,737,500	14.6%
Edgar Lee	25,000	*
Scott Prince	25,000	*
Arun Venkatadri	25,000	*
All executive officers and directors as a group (five individuals)	2,812,500	15.0%

Five Percent Holders
Castle Creek Arbitrage, LLC(4) 190 South LaSalle Street, Suite 3050 Chicago, IL 60603	[1,485,000]	[7.9]%
Linden Capital L.P.(5) 150 N. Riverside Plaza, Suite 1500 Chicago, IL 60606	[1,485,000]	[7.9]%
Radcliffe Capital Management, L.P.(6) 50 Monument Road, Suite 300 Bala Cynwyd, PA 19004	[1,331,718]	[7.1]%
Polar Asset Management Partners Inc.(7) 16 York Street, Suite 2900 Toronto, ON, Canada M5J 0E6	[1,335,000]	[7.1]%
Atalaya Capital Management LP(8) One Rockefeller Plaza, 32nd Floor New York, NY10020	[1,206,859]	[6.4]%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following is 1000 2nd Avenue Suite 1200, Seattle, Washington 98104.
(2)
Shares of Class B Common Stock will automatically convert into shares of Class A common stock upon the consummation of Cascadia’s initial business combination on a one-for-one basis, subject to certain adjustments. This table does not reflect record or beneficial ownership of the 5,000,000 Private Placement Warrants as they are not exercisable within 60 days of January 24, 2023.

(3)
Cascadia Acquisition Sponsor LLC is the record holder of the shares reported herein. Mr. Butler and Mr. Boyd are each managers of Cascadia Acquisition Sponsor LLC. Each of Mr. Butler and Mr. Boyd has voting and investment discretion with respect to the common stock held of record by Cascadia Acquisition Sponsor LLC. Each of Mr. Butler and Mr. Boyd disclaims any beneficial ownership of any shares held by Cascadia Acquisition Sponsor LLC except to the extent of his ultimate pecuniary interest.

(4)
Based upon a Schedule 13G filed with the SEC on February 11, 2022 by Castle Creek Arbitrage, LLC, a Delaware limited liability company, (“Castle Creek”), Mr. Allan Weine, as the principal beneficial owner of Castle Creek Arbitrage, LLC, CC ARB West, LLC, a Delaware limited liability company, CC Arbitrage, Ltd., a Cayman Island Company, and Castle Creek SPAC Fund, LLC, a Delaware limited Liability Company. CC ARB West, LLC owns 566,528 Shares of Class A common stock, consisting of 566,528 Shares of Class A common stock directly held. Castle Creek SPAC Fund, LLC owns 700,920 Shares of Class A common stock, consisting of 700,920 Shares of Class A common stock directly held, and CC Arbitrage, Ltd. owns 217,552 Shares of Class A common stock, consisting of 217,552 Shares of Ordinary Shares directly held. By virtue of their relationships with CC ARB West, LLC, Castle Creek SPAC Fund, LLC, and CC Arbitrage, Ltd. discussed in further detail in Item 2, each of Castle Creek and Mr. Weine may be deemed to beneficially own the Shares owned by CC ARB West, LLC, Castle Creek SPAC, LLC and CC Arbitrage, Ltd.

(5)
Based upon a Schedule 13G filed with the SEC on February 3, 2022 by Linden Capital L.P., a Bermuda limited partnership, Linden Advisors LP, a Delaware limited partnership, Linden GP LLC, a Delaware limited liability company, and Mr. Siu Min (Joe) Wong. Each of the aforementioned entities and individuals share voting and investment control and may be deemed to beneficially own 1,485,000 shares of Class A Common Stock.

(6)
Based upon a Schedule 13G filed with the SEC on February 14, 2022 by Radcliffe Capital Management, L.P. RGC Management Company, LLC, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P., and Radcliffe SPAC GP, LLC. Each of the aforementioned entities and individuals share voting and investment control and may be deemed to beneficially own 1,331,718 shares of Class A Common Stock.

(7)
Based upon a Schedule 13G filed with the SEC on February 7, 2022 by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) directly held by PMSMF.

(8)
Based upon a Schedule 13G filed with the SEC on February 7, 2022 by Atalaya Special Purpose Investment Fund II LP (“ASPIF II”), ACM ASOF VII (Cayman) Holdco LP (“ASOF”), ACM Alameda Special Purpose Investment Fund II LP (“Alameda”), ACM Alamosa (Cayman) Holdco LP (“Alamosa”), Atalaya Capital Management LP (“ACM”), Corbin ERISA Opportunity Fund, Ltd. (“CEOF”), Corbin Capital Partners GP, LLC (“Corbin GP”), Corbin Capital Partners Group, LLC (“CCPG”) and Corbin Capital Partners, L.P. (“CCP”). Shares of Class A common stock are held directly by ASPIF II, ASOF, Alameda, Alamosa and CEOF (the “Direct Holders”). As ASPIF II, ASOF, Alameda and Alamosa’s investment manager, ACM has the power to vote and direct the disposition of all Shares held by ASPIF II, ASOF, Alameda and Alamosa. As CEOFs investment manager, CCP has the power to vote and direct the disposition of all Shares held by CEOF. ACM may be deemed the beneficial owner of 1,206,859 shares of Class A Common Stock, which amount includes (i) the 198,252 shares of Class A Common Stock beneficially owned by ASPIF II, (ii) the 278,134 shares of Class A Common Stock beneficially owned by ASOF, (iii) the 174,492 shares of Class A Common Stock beneficially owned by Alameda and (iv) the 555,981 shares of Class A Common Stock beneficially owned by Alamosa. Each of Corbin GP and CCP may be deemed the beneficial owner of 278,141 shares of Class A Common Stock, which amount includes the 278,141 shares of Class A Common Stock beneficially owned by CEOF. As of October 1, 2021, CCPG ceased to beneficially own any shares of Class A Common Stock.

HOUSEHOLDING INFORMATION
Unless Cascadia has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more stockholders reside if it believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Cascadia’s expenses. However, if stockholders prefer to receive multiple sets of Cascadia’s disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of Cascadia’s disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder may notify Cascadia of such stockholder’s request in writing at Investor Relations, Cascadia Acquisition Corp., 1000 2nd Avenue, Suite 1200, Seattle, Washington 98104 or by telephone at (206) 436-2550; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may contact Cascadia as set forth above.
WHERE YOU CAN FIND MORE INFORMATION
Cascadia files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Cascadia via the SEC’s website, which contains reports, proxy statements and other information, at https://www.sec.gov.
This proxy statement is available without charge to stockholders of Cascadia upon written or oral request. If you would like additional copies of this proxy statement or need to obtain proxy cards, or if you have questions about the proposals to be presented at the Special Meeting or other information related to this proxy statement, you should contact Cascadia in writing at Cascadia Acquisition Corp., 1000 2nd Avenue, Suite 1200, Seattle, Washington 98104 or by telephone at (206) 436-2550. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than February [•], 2023.

ANNEX A
PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CASCADIA ACQUISITION CORP.
Cascadia Acquisition Corp. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
1.
The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the phrase “within 18 months from the closing of the Offering” contained in clause (ii) of Section 9.1(b) of Article IX thereof in its entirety and inserting the phrase “on or before the Deadline Date (as defined below)” in lieu thereof.

2.
The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the phrase “In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date” contained in Section 9.1(b) of Article IX thereof in its entirety and inserting the phrase “In the event that the Corporation has not consummated an initial Business Combination by August 31, 2023 (the “Deadline Date”)”.

3.	The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by amending and restating Section 9.2(a) as follows:
“Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for a per-share price, payable in cash, equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption) (i) the net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of the Corporation or any entity that succeeds the Corporation as a public company will be at least $5,000,001 either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions or (ii) the Corporation is otherwise exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering. This redemption obligation exists only with respect to the proposed business combination with respect to which it relates.”

4.	The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
[Remainder of page intentionally left blank]
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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged this ___ day of _____________, 2023.
CASCADIA ACQUISITION CORP.

By:
Name:	Jamie Boyd
Title:	Chief Executive Officer and Chief Financial Officer
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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CCAI2023SM**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposals.

	For	Against	Abstain
1. Amend the Company's amended and restated certificate of incorporation to extend the date by which the Company must consummate an initial business combination to August 29, 2023 (the "Extension Amendment Proposal").	☐	☐	☐
2. Amend the Company's amended and restated certificate of incorporation to expand the methods that the Company may employ to not become subject to the "penny stock" rules of the Securities and Exchange Commission (the "NTA Requirement Amendment Proposal").	☐	☐	☐
3. Approve the adjournment of the special meeting to a later date or dates if necessary to permit further solicitation of proxies in the event that there are insufficient votes for or otherwise in connection with the approval of the Extension Amendment Proposal or the NTA Requirement Amendment Proposal.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000587510_1 R1.0.0.3

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com

CASCADIA ACQUISITION CORP.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
FEBRUARY [TBD], 2023

The stockholder(s) hereby appoint(s) Jamie Boyd and Michael Butler, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CASCADIA ACQUISITION CORP. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CCAI2023SM at [TBD], Eastern Time on [TBD] February [TBD], 2023, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

0000587510_2 R1.0.0.3

Continued and to be signed on reverse side